UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

AEOLUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150

Mission Viejo, California 92691

(Address of Principal Executive Offices, Including Zip Code)

949-481-9825

(Registrant’s Telephone Number, Including Area Code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2013, Aeolus Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) to sell and issue to the Purchasers in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, an aggregate of 12,900,000 units (the “Units”) at a purchase price of $0.25 per unit, resulting in aggregate gross proceeds to the Company of approximately $3.2 million (the “Private Placement”).  Each Unit consists of (i) one share of the Company’s common stock (the “Common Shares”) and (ii) a five year warrant to purchase one share of the Company’s common stock (the “Warrants”).  The Warrants have an initial exercise price of $0.25 per share.

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) within 45 days from closing to register the resale of the Common Shares and shares of common stock issuable upon exercise of the Warrants (collectively, the “Registrable Securities”).  The Company also agreed to use its best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event within 120 days (180 days if the Company receives comments from the Commission) from the filing date.  The Company agreed to keep the Registration Statement continuously effective until the earlier to occur of (i) the date after which all of the Registrable Securities registered thereunder have been sold and (ii) the date on which all of the Registrable Securities covered by the registration statement may be sold without volume restrictions pursuant to Rule 144 under the Securities Act.

In the event (i) the registration statement has not been filed by the agreed upon filing date, (ii) an acceleration request has not been filed within five trading days of the date which the Company is notified that the registration statement will not be reviewed by the Commission staff or is not subject to further review and comment by the Commission staff, (iii) the registration statement has not been declared effective by the required effectiveness date, or (iv) sales cannot be made pursuant to such registration statement for any reason (other than by reason of a permissible delay under the terms of the Registration Rights Agreement) after the registration statement has been declared effective by the Commission (each such event, a “Registration Default”), then the Company has agreed to pay each Purchaser as liquidated damages an amount equal to 0.5% of the purchase price paid by each such Purchaser with respect to any Registrable Securities then held and not registered pursuant to an effective registration statement, per each 30-day period or portion thereof during which the Registration Default remains uncured thereafter.

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the Form of Securities Purchase Agreement, the Form of Registration Rights Agreement and the Form of Warrant, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. A copy of the press release announcing the Private Placement is attached hereto as Exhibit 99.1.

The information contained in Item 3.03 below with respect to the Xmark Warrant Agreement is incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On February 19, 2013, the Company issued a press release announcing its financial results for the quarter ended December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 1.01 above with respect to the Private Placement of the Units is incorporated by this reference into this Item 3.02.  The securities described in Item 1.01 were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder.  The Securities Purchase Agreement and Registration Rights Agreement executed in connection therewith contain representations to support the Company’s reasonable belief that, among other things, the Purchasers had access to information concerning its operations and financial condition, that the Purchasers acquired the securities for their own account and not with a view to the distribution thereof, and that each Purchaser is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  The securities described in Item 1.01 above are deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.  Accordingly, the securities sold in the Private Placement may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 3.03. Material Modification to Rights of Security Holders.

Effective February 15, 2013, the Company and each of Xmark JV Investment Partners, LLC, Xmark Opportunity Fund, Ltd. and Xmark Opportunity Fund, L.P. (collectively, the “Xmark Entities”) entered into a Warrant Repricing, Exercise and Lockup Agreement (the “Xmark Warrant Agreement”) pursuant to which the Company agreed to reduce the exercise price of outstanding warrants to purchase an aggregate of up to 59,149,000 shares of Common Stock held by the Xmark Entities (the “Xmark Warrants”) to $0.01 per share.  In consideration for the reduction of the exercise price of the Xmark Warrants, each of the Xmark Entities agreed to immediately exercise all of the Xmark Warrants by cashless exercise.  The Xmark Warrant Agreement also provides that the Xmark Entities will not transfer the shares issuable upon exercise of the Xmark Warrants (the “Xmark Warrant Shares”) until the Company either (i) declares a cash dividend on its common stock or otherwise makes a cash distribution or (ii) effects a Change of Control, subject in each case to the terms of the Xmark Warrant Agreement.

The foregoing description of the Xmark Warrant Agreement and the transactions effected thereunder does not purport to be complete and is qualified in its entirety by reference to the Xmark Warrant Agreement, a copy of which is attached hereto as Exhibit 10.4, and is incorporated herein by reference.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2012, the Company determined that its basic and diluted net income (loss) per share calculations should have been prepared using the “two-class method.” Under the two-class method, securities that participate in dividends are considered “participating securities.” The Company’s preferred shares, preferred warrants and most of its common stock warrants are considered “participating securities” because they include non-forfeitable rights to dividends.

Additionally, the Company determined that the diluted net income (loss) per share calculations did not include the net income effect of changes in fair value related to dilutive, liability classified warrants.

Application of the two-class method and, for dilutive earnings per share, including the effect of changes in fair value for liability classified warrants results in a modification to the Company’s previously reported  basic and diluted net income (loss) per share for the fiscal years ended September 30, 2012 and 2011, and the quarterly periods included therein.

On February 12, 2013, the Audit Committee of the Company’s Board of Directors concluded, based on the recommendation of management, that the consolidated statements of operations for the fiscal years ended September 30, 2012 and 2011, and the consolidated statements of operations for the quarterly periods in the years ended September 30, 2012 and 2011, should no longer be relied upon because of the incorrect calculation of earnings per share. The Company’s management and the Audit Committee discussed the matters relating to the restatements with Grant Thornton LLP, the Company’s independent registered public accountants.

The Company intends to file an amendment to its Annual Report on Form 10-K for the year ended September 30, 2012 to reflect the revisions set forth above, and also to reflect these revisions in the financial statements to be included in the Company’s post-effective amendment to registration statement on Form S-1 (File No. 333-181409) expected to be filed on or about February 19, 2013 (the “Form S-1”). The Company does not intend to amend its previously filed Quarterly Reports on Form 10-Q for the periods ended December 31, 2010, March 31, 2011, June 30, 2011, December 31, 2011, March 31, 2012 or June 30, 2012, or its Annual Report on Form 10-K for the year ended September 30, 2011, to reflect the revisions described in this Current Report on Form 8-K. The effects on these periods not being amended will be included in the Form 10-K/A for September 30, 2012 and the Form S-1. See Item 8.01(a) of this Current Report on Form 8-K for the proposed impact to the Company’s Form 10-K for the year ended September 30, 2012.  The Company will file an amended Form 10-K as soon as practicable following the Form S-1 that will contain the restated financial statements and quarterly financial information.

Item 8.01 Other Events.

(a) As a result of the matters discussed under Item 4.02(a) above, which Item is incorporated herein by reference, the Company will be restating its net income (loss) per share presentation in the statements of operations and the net income (loss) per share footnotes for the fiscal years ended September 30, 2012 and  2011, as well as the net income (loss) per share for the related 2012 and 2011 interim periods, in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012,  as well as in the Form S-1, as follows:

Our previous basic income (loss) per share calculation was as follows:

	Fiscal year ended September 30,
	2012	2011
Numerator:
Net income (loss)	$1,698	$299

Denominator:
Weighted-average number of shares – basic	61,593	59,474

Net income (loss) per share – basic	$0.03	$0.01

Our restated basic income (loss) per share calculation is as follows:

		Fiscal year ended September 30,
		2012		2011
Net income (loss)		$1,698		$299

	Weighted-average		Weighted-average
	Number of	Net	Number of	Net
Common stock and participating shares	shares	income	shares	income
Common stock	61,593	$856	59,474	$149
Participating common stock warrants	59,150	$822	51,150	$148
Participating series B preferred stock	526	$7	526	$1
Participating series B preferred warrants	896	$12	896	$2
	122,165	$1,698	112,046	$299
Numerator:
Weighted-average net income (loss)		$856		$149
Denominator:
Weighted-average number of basic shares	61,593		59,474
Basic net income (loss) per share		$0.01		$0.00

Diluted net income (loss) per share

Our previous diluted income (loss) per share calculation was as follows:

	Fiscal year ended September 30,
	2012	2011
Numerator:
Net income (loss)	$1,698	$299

Denominator:
Weighted-average number of shares – basic	61,593	59,474
Dilutive securities – equity awards	11,156	22,828
Weighted-average number of shares – diluted	72,749	82,302

Net income (loss) per share – diluted	$0.02	$0.00

Our restated diluted income (loss) per share calculation is as follows:

	Fiscal year ended September 30, 2012			Fiscal year ended September 30, 2011
Net income (loss)		$1,698			$299
Less gain (loss) on warrant liability:
Participating common warrants		$3,859			$3,553
Undistributed net income (loss)		$(2,161)			$(3,254)

		Incremental			Incremental
Common stock and common stock		Dilutive	Diluted		Dilutive	Diluted
equivalents in order of dilutive effect	Outstanding	shares	shares	Outstanding	shares *	shares
Common stock	61,593		61,593	59,474		59,474
Participating common warrants	59,150	9,448	9,448	59,150	26,388	26,388
Participating preferred warrants	896	869	**	896	879	**
Series B preferred shares	526	526	**	526	526	**
Common stock options	9,474	240	**	8,943	1,497	**
Non-participating common stock warrants	2,983	75	**	1,890	476	**
			71,041			85,862
Numerator:
Weighted-average net income (loss)		$(2,161)			$(3,254)
Denominator:
Weighted-average number of basic shares		71,041			85,862
Diluted net income (loss) per share		$(0.03)			$(0.04)
** Excluded as the effect is anti-dilutive

Restated quarterly income (loss) per share

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Fiscal 2012
Total revenue	$2,215	$2,231	$1,448	$1,399	$7,293
Net income (loss)	$2,977	$2,763	$3,064	$(7,106)	$1,698
Net income available to stockholders – Basic (restated)	$1,487	$1,381	$1,558	$(7,106)	$856
Net income available to stockholders – Diluted (restated)	$(415)	$(283)	$(307)	$(7,106)	$(2,161)
Basic net income (loss) per common share attributable to common stockholders (restated)	$0.02	$0.02	$0.02	$(0.11)	$0.01
Diluted net income (loss) per common share attributable to common stockholders (restated)	$(0.01)	$0.00	$0.00	$(0.11)	$(0.03)

Fiscal 2011
Total revenue	$—	$785	$1,912	$2,124	$4,821
Net income (loss)	$(7,620)	$3,778	$6,293	$(2,152)	$299
Net income available to stockholders – Basic (restated)	$(7,620)	$1,879	$3,144	$(2,152)	$149
Net income available to stockholders – Diluted (restated)	$(7,620)	$(937)	$(687)	$(2,152)	$(3,254)
Basic net income (loss) per common share attributable to common stockholders (restated)	$(0.13)	$0.03	$0.05	$(0.04)	$0.00
Diluted net income (loss) per common share attributable to common stockholders (restated)	$(0.13)	$(0.01)	$(0.01)	$(0.04)	$(0.04)

---------------

(b) The Company also intends to add the following additional disclosure to its Critical Accounting Policies in the previously mentioned Form S-1 as it relates to the accounting for liability classified warrants.  As disclosed in the Company’s prior filings with the Securities and Exchange Commission, under Accounting Standards Codification Topic 815, which contains guidance for determining whether an Instrument (or embedded feature) is indexed to an entity’s own stock, we are required to revalue certain of our outstanding warrants at each balance sheet date. An increase in warrant liability for a period results in a corresponding charge to our statement of operations for such period and a decrease in warrant liability for a period results in a corresponding gain to our statement of operations for such period. Historically, the quarterly revaluation of our warrants has resulted in unpredictable (and sometimes significant) changes to our reported liabilities and significant additional gains or losses charged to the statement of operations for period to period. During the years ended September 30, 2012 and 2011, for example, we incurred a gain of $4,069,000 and $3,887,000, respectively, to our warrant liability related to outstanding warrants. The warrant liability accounting has the potential to result in an increase or reduction in the company’s net income and, therefore, earnings per share, from quarter to quarter even where there is otherwise no change to our revenue or expenses due to operations in any particular period. Management believes that warrant liability accounting may cause certain parties to erroneously conclude that the Company has earned net income in certain prior periods by generating revenue – for example, from sales, licensing or other methods – in excess of expenses for such period, when the actual net income (loss) for a prior period was based primarily on quarter-over-quarter adjustments tied to the revaluation of outstanding Company warrants, which is primarily driven by changes in the Company’s stock price period-over-period.

Moreover, as discussed above, for purposes of calculating earnings per share, the Company has historically used the “treasury stock method” in order to give effect to outstanding “in-the-money” stock options and warrants. The Company has determined that its basic and diluted net income (loss) per share calculations should have been prepared using the “two-class method” because, by contract, our outstanding preferred shares, preferred warrants and the majority of our common warrants would participate in any potential common stock dividends declared by the Company in the future even though we do not currently meet the corporate law financial requirements that would allow us to declare or pay a dividend. The adjustment discussed above solely affects the calculation of net income per share.

(c) On February 19, 2013, in connection with Private Placement, the exercise price of the Xmark Warrants was adjusted to $0.01 per share and each such warrant was exercised in full by the Xmark Entities on a cashless exercise basis.

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the federal securities laws made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements, which represent the Company’s expectations or beliefs concerning various future events, may contain words such as “may”, “will”, or “intends”, or other words indicating future results. Such statements may include but are not limited to statements concerning the Company’s previously filed Annual or Quarterly Reports and information included in the Company’s financial statements. The potential risks and uncertainties associated with these forward-looking statements include risks related to the Company’s internal controls, its compliance with regulations, accounting principles and public disclosure, and other risks and uncertainties described in its public filings with the Securities and Exchange Commission, available at www.aeoluspharma.com. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this report.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Warrant
10.4	Warrant Repricing, Exercise and Lockup Agreement
99.1	Press Release, issued February 19, 2013, Announcing $3.2 Million Private Placement Financing
99.2	Press Release, issued February 19, 2013, Announcing First Quarter Fiscal Year 2013 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013	AEOLUS PHARMACEUTICALS, INC.

/s/ Russell Skibsted
Russell Skibsted
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Warrant
10.4	Warrant Repricing, Exercise and Lockup Agreement
99.1	Press Release, issued February 19, 2013, Announcing $3.2 Million Private Placement Financing
99.2	Press Release, issued February 19, 2013, Announcing First Quarter Fiscal Year 2013 Financial Results